Exhibit 10.100

                        Registration Rights Agreement

   AGREEMENT made as of this 30th day of July, 1996, among The Standish Care Company a Delaware corporation (the "Company"), and the party designated as Purchaser on the signature page to this Agreement (the "Purchaser") (collectively, the "Parties").

   WHEREAS, the Purchaser has agreed to purchase 100 shares of Series B Cumulative Convertible Preferred Stock, $.01 par value per share, of the Company ("Series B Preferred Stock") which is convertible into shares of Common Stock ("Common Stock") of the Company;

   WHEREAS, the Purchaser has agreed to purchase Warrants (the "Warrants") to purchase an aggregate of 400,000 shares of Common Stock of the Company;

   WHEREAS, as a condition of such purchase the Purchaser has requested certain rights to require the Company to register his shares of Common Stock of the Company for public distribution;

   NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

   1.  Certain Definitions.

   As used in this Agreement, the following terms shall have the following respective meanings:

   "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar federal statute successor thereto, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

   "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

   "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the shares of Series B Preferred Stock issued under the Stock Purchase Agreement; (ii) the shares of Common Stock issued or issuable upon exercise of the Warrants; and (iii) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalization, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act, or any sale in any manner to a person or entity which, by virtue of Section 11 of this Agreement, is not entitled to the rights provided by this Agreement. Registrable Shares shall not include shares of Common Stock which may be sold by a Stockholder to the public immediately without registration, including shares of Common Stock which may be sold within a period of 90 days under Rule 144 (or any successor regulation thereto) promulgated under the Securities Act, unless at the time of the proposed sale such Stockholder, after the use of his best efforts, is unable to arrange for an unregistered managed block distribution of such shares by a recognized investment banking firm which specializes in such block distributions. Wherever reference is made in this Agreement or the Stock Purchase Agreement to a request or consent of holders of a certain percentage of Registrable Shares, or to a number or percentage of Registrable Shares held by a Stockholder, such reference shall include shares of Common Stock issuable upon conversion of the Shares even though such conversion has not yet been effected.

   "Securities Act" means the Securities Act of 1933, as amended, and any similar Federal statute successor thereto, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

   "Shares" shall have the meaning specified in the Stock Purchase Agreement.

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   "Stockholders" means the Purchaser and any persons or entities to whom the rights granted under this Agreement are transferred as permitted by Section
11 hereof.

   "Stock Purchase Agreement" means the Convertible Preferred Stock Purchase Agreement of even date herewith among the Company and the Purchaser.

   "Warrants" means The Standish Care Company Common Stock Purchase Warrant dated July 30, 1996

   2.  Sale or Transfer of Shares; Legend.
(a) The Shares, the Warrants and the Registrable Shares and shares issued in respect of the Shares or the Registrable Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

   (b) Each certificate representing the Shares, the Warrants and the Registrable Shares, and shares issued in respect of the Shares and the Registrable Shares, shall bear a legend substantially in the following form:
"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred or pledged unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

   The foregoing legend shall be removed from the certificates representing any Registrable Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

   3.  Demand Registrations.
(a) A Stockholder or Stockholders holding in the aggregate more than 25% of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders. If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject to the approval of the underwriter managing the offering. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration, on Form S-1 or Form S-2 (or any successor form), of all Registrable Shares which the Company has been requested to so register.

   (b) The Company shall not be required to effect more than 3 registrations pursuant to paragraph (a) above; provided that a registration effected under paragraph (a) above shall not be counted for the purpose of this limitation unless the Stockholders shall have succeeded in selling at least 80% of the Registrable Shares requested to be included in such registration.

   (c) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders holding in the aggregate at least 25% of the Registrable Shares may request the Company, in writing, to effect the registration on Form S-3 (or such successor form). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3, or such successor form, of all Registrable Shares which the Company has been requested to register.

   (d) In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to this Section 3, the Company agrees to enter into an underwriting agreement containing

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customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

   (e) In the case of any registration effected pursuant to this Section 3, the requesting Stockholders shall have the right to designate the managing underwriter in any underwritten offering, subject to the approval of the Company, which approval may not be unreasonably withheld or delayed.

   4.  "Piggyback" Registration.

   (a) If at any time the Company proposes to file a Registration Statement, other than pursuant to Section 3 hereof, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares, which the Company has been requested by such Stockholder or Stockholders to register, to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 4 without obligation to any Stockholder.

   (b) In connection with any offering under this Section 4 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the requesting Stockholders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it.

   (c) If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the holders have requested to be included pursuant to this Section 4 would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect, but in no event shall the amount of Registrable Shares included in the offering be reduced below 25% of the total amount of securities included in the offering. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration shall participate in the underwriting pro rata based upon their total ownership of the aggregate number of shares requested to be included in such registration by the Stockholders and by holders granted registration rights in accordance with Section 9 (or in any other proportion as agreed upon by all holders entitled to such rights).

   5.  Registration Procedures.

   If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall as expeditiously as possible:
(a) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

   (b) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 120 days from the effective date;

   (c) furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

   (d) use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by the selling Stockholders;

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provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation, execute a general consent to service of process or subject itself to taxation in any jurisdiction.

   If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

   6.  Allocation of Expenses.

   The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with
Section 5, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Stockholders, but excluding underwriting discounts and selling commissions relating to the Registrable Shares.

   7.  Indemnification.
(a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for uereof.

   (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of the Registrable Shares of such stockholder sold as contemplated herein.

   (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party

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has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Part would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided, however, that under no circumstances will the Indemnifying Party be required under this Section 7 to pay the expenses of more than one counsel for the Indemnified Parties. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

   (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an Indemnified Party under this Section 7 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to herein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in the same proportion as the net proceeds from the offering (before deducting expenses) received by such Indemnifying Party bear to the total net proceeds from the offering (before deducting expenses) received by it exceeds the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of its indemnification obligations under this
Section 7. No person guilty of fraudulent misrepresentation within the meaning of Section 11 of the Securities Act shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution obligations of each Indemnifying Party under this Section 7 are several and not joint.

   8. Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in Section 5.

   9. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of the Stockholders holding a majority of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any registration filed under Section 3 or 4, unless, under the terms of such agreement the rights of such holders to include securities in a registration filed by the Company are no more favorable to such holders than the rights granted to the Stockholders under Sections 3 and 4.

   10.  Rule 144 Requirements.  The Company agrees to:
(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

   (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act (at any time after it has become subject to such reporting requirements); and

   (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the information requirements of said Rule 144 (at any time after 90 days after the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the reporting requirements of the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

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   11.  Transfers of Certain Rights.

   (a) The rights granted to the Stockholders hereunder may be transferred by such Stockholder to any transferee who acquires at least 20% of the Shares or Registrable Shares; provided, however, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

   (b) Transferees. Any transferee to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Stockholder under this Agreement to the same extent as if such transferee were a Stockholder hereunder.

   (c) Anything in this Agreement to the contrary notwithstanding, any Stockholder which is a partnership or corporation may transfer rights granted to such Stockholder under this Agreement to any partner or stockholder thereof to whom Registrable Shares are transferred and who delivers to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Stockholders under this Agreement to the same extent as if such transferee were a Stockholder hereunder. In the event of such transfer, such partner or stockholder shall be deemed a Stockholder for purposes of this Section 11 and may again transfer such rights to any other person or entity which acquires Registrable Shares from such partner or stockholder, subject to and in accordance with Sections 11(a) and (b) hereof.

   12. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid, to the parties at the addresses set forth under their respective names below, or to such other address as any party may provide in writing to the others.

   13. Entire Agreement. This Agreement, and the Stock Purchase Agreement, embody the entire agreement and the understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

   14. Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of a majority of the Registrable Shares; provided, that it may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. Any amendment or waiver effected in accordance with this Section 14 shall be binding upon each holder of any Shares or Registrable Shares, each future holder of all such securities and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

   15. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   16. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

   17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

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   IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

                         THE STANDISH CARE COMPANY:

                         By: /s/ Michael J. Doyle
                             ------------------------------------
                             Michael J. Doyle,
                             Chairman and Chief Execuitve Officer

                         PURCHASER:

                         ----------------------------------------
                         Abraham D. Gosman
                         Address: c/o CareMatrix Corporation
                                  197 First Avenue
                                  Needham, MA 02194


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